Exhibit 99.1

Midwest 2005

Super-Community Bank Conference

MARCH 1, 2005

Forward-Looking Statements

Statements and financial discussion and analysis contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include information about possible or assumed future results of the Company’s operations or performance. When we use any of the words “believe,” “expect”, “anticipate”, “estimate”, “continue”, “intend”, “may”, “will”, “should”, or similar expressions that identifies these as forward-looking statements. Many possible factors or events could affect the future financial results and performance of the Company and could cause those financial results or performance to differ materially from those expressed in this presentation due to, among other things, the factors detailed in the Company’s Preliminary Prospectus dated July 19, 2004 under the captions “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements”. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company believes it has chosen the assumptions or bases in good faith and that they are reasonable. However, the Company cautions you that assumptions or bases almost always vary from actual results, and the differences between assumptions or bases and actual results can be material. The Company will not update these statements unless the securities laws require it to do so.

Texas United Profile

Formed in 1998 from merger of 2 TX banks Over $1.1 billion in total assets 27 branches and 18 mortgage banking LPOs Market cap of $145 million Listed on Nasdaq: TXUI since 2002

A Successful Growth Strategy

Expand in targeted high-growth suburban markets Build customer loyalty through service – not rate Decentralize decision-making Build branch network to attract deposits Maintain high performance credit culture

The Texas United Franchise

Major markets:

Austin Dallas Houston San Antonio

Bryan / College Station

Opened 6 de novo branch locations in 1999 – 2002 Plan 5 branches over next 2 years

State Bank GNB Financial State Bank Mortgage Texas Dallas Waco Austin San Antinio Houston

High-Growth Texas Markets

Population

% Growth 2000-2004

Projected Growth 2004-2009

TXUI Franchise

7,432,989 8.44% 9.36%

Texas

22,406,324 7.46% 8.59%

U.S.A.

292,936,668 4.09% 4.84%

Growth rates are weighted averages of county growth rates Source: SNL Securities

Asset Growth: 5-year CAGR of 29.5%

56% organic; 44% acquired $1,200 $900 $600 $300 $0 $46

$267

1999 $38

$341

2000 $454

2001 $80

$507

2002 $638

2003

$336

$805

2004

Organic

Acquired

2004:

Entry into Dallas-Fort Worth Metroplex

GNB Bancshares – Acquired Oct. 1, 2004 $223 million in assets $165 million in deposits

Well-managed community-based bank 7 locations in high-growth suburbs Will operate as a separate bank subsidiary Management compatibility and customer-focused culture

2004:

Expansion Within Footprint

2 Central Bank Branches

Acquired July 30th:

Added $101 million in deposits Paid 8.0% deposit premium

Lexington branch:

Increased deposit market share in Lee County to 20.6% Moved up to #2 in rank

Caldwell branch:

Entry into Burleson County with # 2 market share

Contiguous expansion from Bryan-College Station market, home of 3 TXUI banking centers

19.1% Annual Internal Growth

Building de novo branches in suburban markets

Focus on micro strategy

Identify strong market demographics Key banker for the area Locate near a branch of an out-of-state bank

Recruit lenders who like serving their customers

Mortgage Commercial SBA Business

5 De Novos Planned for 2005-2006

Branch Location

MSA

5-year Proj. HH Growth

Med. HH Income

Bryan

Bryan-College Station

10.5% $48K

College Station

Bryan-College Station

12.5% $46K

Round Rock Austin 25% $47K

Avery Ranch Austin 45% $81K

Magnolia Houston 25-30% $99K

Building Branch Identity

Building Service Identity

Access to a decision maker Local delivery

Consistent answers on credit decisions Rapid response Relationship with your banker Full product menu

Building Branch Profitability

All commercial and retail activities are allocated to branch P&Ls

Takes 18-24 months for de novo branch to achieve breakeven

Goal is $30MM deposits and $20MM in loans within 5 years

18.7% same branch deposit growth for mature State Bank branches* in 2004

Focus on service and relationship banking:

2004 services per HH are 1.538 – up 11.6%

* Greater than 2 years old

Loan Portfolio – A Balanced Mix

$693.5 million at Dec. 31, 2004

CRE, 32%

Other RE, 6%

Consumer, 10%

C&I, 20%

1-4 Residential, 32%

Deposit Mix — 65.6% Core

$880.1 MM at Dec. 31, 2004

CDs & IRAs, 32.8%

Money Market, 13.0%

Savings 5.3%

NOW, 27.6%

DDA, 21.3%

Net Interest Margin

4.75% 4.63% 4.70% 4.46% 4.42%

4Q’03 1Q’04 2Q’04 3Q’04 4Q’04

Building Commercial Lending

Major banking centers are headed by commercial lender presidents Added 4 commercial lenders in 2004; 3 more in 2005 for a total of 32

Building niche reputation :

Commercial and Industrial Commercial Real Estate Factoring/ Asset-based lending SBA Preferred Lender

Expanding Mortgage Banking

Network of 18 mortgage loan production offices in key Texas markets: Houston, San Antonio & Austin 10 mortgage loan officers in banking centers and 65 in mortgage LPOs $300 million production in 2004 $300 million FNMA servicing portfolio

Investor Services & Trust: A Growing Opportunity $200 million in assets under management 10 licensed investment reps; 4 more planned for 2005 6 banking centers with personnel on location 2 stand-alone locations

Investment Services/Trust Income

(000) $900

$750 $1,100

2002 2003 2004

A High-Performance Credit Culture

Net Charge-offs to Average Loans

0.7%

0.6%

0.5%

0.4%

0.3%

0.2%

0.1%

0.0%

0.16%

0.22%

0.29%

0.34%

0.47%

0.14%

0.19%

1999 2000 2001 2002 2003 2004

Discontinued business

A High-Performance Credit Culture

Non- Performing Assets to Total Assets

0.41%

0.34% 0.35%

0.32% 0.33%

0.12%

1999 2000 2001 2002 2003 2004

Earnings Growth

Net Income

CAGR = 19.4%

($MM) $6.1 $5.2

$4.3

$3.2 $3.0

2000 2001 2002 2003 2004

Diluted EPS

$1.26

$1.11 $1.07

$0.83 $0.79

2000 2001 2002 2003 2004

Capital Management to Support Expansion Strategy

Public offering of 2.3 million shares at $17 per share in August 2004

Issued approximately 1,457,000 shares in connection with GNB acquisition in October 2004 Quarterly cash dividend of $0.07 provides 1.48% annual yield

No stock repurchase contemplated

Highlights of 2004 Performance

2003 2004 % Loans ($MM) 384.3 693.5 +80.5%

NPA / Assets (%) 0.35 0.33 - 5.7% Net Income ($MM) 5.24 6.05 + 15.4%

Diluted EPS ($) 1.26 1.11 - 11.9% Dil. Avg. Shares O/S 4.1MM 5.4MM + 31.2%

Efficiency Ratio (%) 77.3 79.5 +2.8%

Strong Loan Growth

$694

$499 $435 $407 $384

4Q’03 1Q’04 2Q’04 3Q’04 4Q’04

Combined with Solid Asset Quality

NPA/TA NCO/Avg Loans

0.85%

0.63%

0.35% 0.37% 0.35%

0.31% 0.33% 0.26% 0.12%

-0.01%

4Q’03 1Q’04 2Q’04 3Q’04 4Q’04

Investment Considerations

A young company, building critical mass

Opportunities to expand into high-growth markets Exceptional loan growth Sound asset quality Incremental earnings potential as TXUI grows into its infrastructure Experienced management team

TEXAS UNITED BANCSHARES